       As filed with the Securities and Exchange Commission on July 10, 1998

--------------------------------------------------------------------------------

                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of

                        The Securities Exchange Act of 1934


                                   JUNE 25, 1998
                                  (Date of Report)


                          ERP OPERATING LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in its Charter)



                                      0-24920
                               (Commission File No.)


               ILLINOIS                                          36-3894853
(State or Other Jurisdiction of Incorporation)               (I.R.S. Employer
                                                            Identification No.)



TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                       60606
  (Address of Principal Executive Offices)                       (Zip Code)


                                   (312) 474-1300
               (Registrant's Telephone Number, Including Area Code)

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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1997,as amended by Form 10-K/A, and the Operating Partnership Quarterly's Report on Form 10-Q for the quarterly period ended March 31, 1998.

ACQUISITIONS

ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") acquired 37 multifamily properties during the period from January 1, 1998 to June 25, 1998 (the "Acquired Properties"). The Operating Partnership has also entered into contracts to acquire an additional 42 multifamily properties. The cash portion of these transactions was or will be primarily financed through the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering, offerings completed in April 1998 and amounts available on the Operating Partnership's line of credit. In April 1998, the Operating Partnership issued 6.63% unsecured notes due April 13, 2015 (the "2015 Notes") in a public debt offering. The Operating Partnership received net proceeds of approximately $298.1 million in connection with this issuance. On April 29, 1998, the Company completed an offering of 946,565 publicly registered Common Shares, which were sold at a price of $46.5459 per share (the "April Common Share Offering"). The Company contributed to the Operating Partnership net proceeds of approximately $44.1 million in connection therewith. The terms of purchase and descriptions of the Acquired Properties follow. Expected terms of purchase and descriptions of the additional 42 multifamily properties (the "Probable Properties") are discussed in Item 5.

DESCRIPTIONS OF PROPERTIES

CITYSCAPE APARTMENTS, ST. LOUIS PARK, MINNESOTA

On January 7, 1998, the Operating Partnership acquired a multifamily property located in St. Louis Park, Minnesota ("Cityscape"). Cityscape was approximately 99% occupied as of June 22, 1998. The property consists of 156 units in a four-story residential building on approximately four acres. Amenities include a community room with fireplace, kitchen and large screen color TV, exercise room, outdoor swimming pool with sun deck plaza, gas grill picnic area, bay windows in master bedrooms, balconies/patios, full size washer/dryers, vaulted ceilings in select units, heated underground parking, and sprinkler systems. The property was constructed in 1990.

TERMS OF PURCHASE

Cityscape was purchased from an unaffiliated third party for approximately $12.3 million.

740 RIVER DRIVE APARTMENTS, ST. PAUL, MINNESOTA

On January 9, 1998, the Operating Partnership acquired a multifamily property located in St. Paul, Minnesota ("740 River Drive"). 740 River Drive was approximately 97% occupied as of June 22, 1998. The property consists of 162 units in a 23-story residential building on approximately two acres. Amenities include a party room with kitchen, exercise facility, swimming pool with sundeck, underground parking, furnished lobby, laundry room, and stackable washers/dryers in select units. The property was constructed in 1962.

TERMS OF PURCHASE

740 River Drive was purchased from an unaffiliated third party for approximately $12.8 million, which included the assumption of approximately $7 million of mortgage indebtedness.

PROSPECT TOWERS APARTMENTS, HACKENSACK, NEW JERSEY

On January 13, 1998, the Operating Partnership acquired a multifamily property located in Hackensack, New Jersey ("Prospect Towers"). Prospect Towers was approximately 97% occupied as of June 22, 1998. The property consists of 157 units in an 18-story residential building on approximately two acres. Amenities include a health club, outdoor swimming pool with sauna, clubhouse, underground parking, 24-hour fire alarm system, and washers/dryers in each unit. The property was constructed in 1995.

TERMS OF PURCHASE

Prospect Towers was purchased from an unaffiliated third party for approximately $36.3 million, which included the assumption of approximately $14.9 million of mortgage indebtedness.

PARK PLACE APARTMENTS, HOUSTON, TEXAS

On January 16, 1998, the Operating Partnership acquired a multifamily property located in Houston, Texas ("Park Place"). Park Place was approximately 98% occupied as of June 22, 1998. The property consists of 229 units in 12 two and three-story residential buildings on approximately 12 acres. Amenities include a clubhouse, swimming pool with sundeck area, fitness center, barbeque area, attached garages/carports, washer/dryers in all units, fireplaces in select units, built in bookshelves and work areas, and extra phone/fax/computer modem lines. The property was constructed in 1996.

TERMS OF PURCHASE

Park Place was purchased from an unaffiliated third party for approximately $13.6 million, which included the assumption of approximately $10.2 million of mortgage indebtedness.

PARK WESTEND APARTMENTS, RICHMOND, VIRGINIA

On January 16, 1998, the Operating Partnership acquired a multifamily property located in Richmond, Virginia ("Park Westend"). Park Westend was approximately 96% occupied as of June 22, 1998. The property consists of 312 units in 24 two-story residential buildings on approximately 18 acres. Amenities include a clubhouse, swimming pool, jacuzzi, two lighted tennis courts, basketball court, two car wash areas, washer/dryer connections in select units, fireplaces in select units, vaulted ceilings in select units, and ceiling fans in select units. The property was constructed in 1985.

TERMS OF PURCHASE

Park Westend was purchased from an unaffiliated third party for $13.3 million, which included the assumption of approximately $7.2 million of mortgage indebtedness.

EMERALD BAY AT WINTER PARK APARTMENTS, WINTER PARK, FLORIDA

On January 29, 1998, the Operating Partnership acquired a multifamily property located in Winter Park, Florida ("Emerald Bay"). Emerald Bay was approximately 96% occupied as of June 22, 1998. The property consists of 432 units in 28 two-story residential buildings on approximately 23 acres. Amenities include a clubhouse, three swimming pools, fitness center, tennis court, playground, supervised children's activity center, three laundry centers, car wash area, sand volleyball court, and carports. The property was constructed in 1972 and renovated in 1996.

TERMS OF PURCHASE

Emerald Bay was purchased from an unaffiliated third party for approximately $15.7 million.

FARNHAM PARK APARTMENTS, HOUSTON, TEXAS

On February 5, 1998, the Operating Partnership acquired a multifamily property located in Houston, Texas ("Farnham Park"). Farnham Park was approximately 95% occupied as of June 22, 1998. The property consists of 216 units in 17 two-story residential buildings on approximately 13 acres. Amenities include a clubhouse, fitness center, swimming pool with sundeck area, barbeque area, attached garages, washers/dryers, fireplaces in select units, built in bookshelves and work areas, and extra phone/fax computer modem lines. The property was constructed in 1996.

TERMS OF PURCHASE

Farnham Park was purchased from an unaffiliated third party for approximately $15.7 million, which included the assumption of approximately $11.5 million of mortgage indebtedness.

PLANTATION APARTMENTS, HOUSTON, TEXAS

On February 25, 1998, the Operating Partnership acquired a multifamily property located in Houston, Texas ("Plantation"). Plantation was approximately 87% occupied as of June 22, 1998. The property consists of 232 units in 36 two-story residential buildings on approximately seven acres. Amenities include a clubhouse, three swimming pools, fitness center, laundry care, lounge area with a sunroom, remote access gates, washer/dryer connections, and cathedral ceilings in select units. The property was constructed in 1969.

TERMS OF PURCHASE

Plantation was purchased from an unaffiliated third party for $10 million.

BALCONES CLUB APARTMENTS, AUSTIN, TEXAS

On February 27, 1998, the Operating Partnership acquired a multifamily property located in Austin, Texas ("Balcones Club"). Balcones Club was approximately 98% occupied as of June 22, 1998. The property consists of 312 units in 32 two and three-story residential buildings on approximately 14 acres. Amenities include a clubhouse, two swimming pools, washer/dryer connections, fireplaces in select units, vaulted ceilings in upstairs units, and select units with golf course views. The property was constructed in 1984.

TERMS OF PURCHASE

Balcones Club was purchased from an unaffiliated third party for $12.3 million.

COACH LANTERN APARTMENTS, SCARBOROUGH, MAINE

On March 2, 1998, the Operating Partnership acquired a multifamily property located in Scarborough, Maine ("Coach Lantern"). Coach Lantern was approximately 99% occupied as of June 22, 1998. The property consists of 90 units in 21 two and three-story residential buildings on approximately 46 acres. Amenities include a playground, washer/dryer connections, dishwashers, and disposals. The property was constructed in 1971 and renovated in 1981.

TERMS OF PURCHASE

Coach Lantern was purchased from an unaffiliated third party for $4.7 million.

FOXCROFT APARTMENTS, SCARBOROUGH, MAINE

On March 2, 1998, the Operating Partnership acquired a multifamily property located in Scarborough, Maine ("Foxcroft"). Foxcroft was approximately 99% occupied as of June 22, 1998. The property consists of 104 units in 15 two-story residential buildings on approximately 26 acres. Amenities include a playground, washer/dryer connections, dishwashers, and disposals. The property was constructed between 1977 and 1979.

TERMS OF PURCHASE

Foxcroft was purchased from an unaffiliated third party for $4.9 million.

YARMOUTH WOODS APARTMENTS, YARMOUTH, MAINE

On March 2, 1998, the Operating Partnership acquired a multifamily property located in Yarmouth, Maine ("Yarmouth Woods"). Yarmouth Woods was approximately 99% occupied as of June 22, 1998. The property consists of 138 units in 19 two-story residential buildings on approximately 31 acres. Amenities include on site laundry facilities, washer/dryer connections, playground, dishwashers, and garbage disposals. The property was constructed in phases between 1972 and 1978.

TERMS OF PURCHASE

Yarmouth Woods was purchased from an unaffiliated third party for $6.6 million.

ROLIDO PARQUE APARTMENTS, HOUSTON, TEXAS

On March 20, 1998, the Operating Partnership acquired a multifamily property located in Houston, Texas ("Rolido Parque"). Rolido Parque was approximately 99% occupied as of June 22, 1998. The property consists of 369 units in 17 two and three-story residential buildings on approximately nine acres. Amenities include a clubhouse, two outdoor swimming pools, two jacuzzis, fitness center, two tennis courts, lounge area with sunroom, remote access gates, video library, washer/dryer connections, and cathedral ceilings in select units. The property was constructed in 1978.

TERMS OF PURCHASE

Rolido Parque was purchased from an unaffiliated third party for approximately $10.8 million, which included the assumption of approximately $7.2 million of mortgage indebtedness.

THE TRAILS OF VALLEY RANCH APARTMENTS, IRVING, TEXAS

On March 26, 1998, the Operating Partnership acquired a multifamily property located in Irving, Texas ("Trails of Valley Ranch"). Trails of Valley Ranch was approximately 92% occupied as of June 22, 1998. The property consists of 216 units in 29 two-story residential buildings on approximately 11 acres. Amenities include a clubhouse, swimming pool, fitness center, sauna, jacuzzi, wet bars and vaulted ceilings in select units, fireplaces, washer/dryers, covered parking, and alarm systems. The property was constructed in 1986.

TERMS OF PURCHASE

Trails of Valley Ranch was purchased from an unaffiliated third party for $10.7 million.

FAIRFIELD APARTMENTS, STAMFORD, CONNECTICUT

On March 26, 1998, the Operating Partnership acquired a multifamily property located in Stamford, Connecticut ("Fairfield"). Fairfield was approximately 99% occupied as of June 22, 1998. The property consists of 263 units in two four-story residential buildings on approximately five acres. Amenities include a swimming pool, health club/fitness room, parking structure with secured access, gourmet eat-in kitchen, washers/dryers, fireplaces in select units, and vaulted ceilings in select units. The property was constructed in 1996.

TERMS OF PURCHASE

Fairfield was purchased from an unaffiliated third party for $45.5 million, which included the assumption of approximately $35.6 million of mortgage indebtedness.

HARBOR POINTE APARTMENTS, MILWAUKEE, WISCONSIN

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Milwaukee, Wisconsin ("Harbor Pointe"). Harbor Pointe was approximately 94% occupied as of June 22, 1998. The property consists of 595 units in 41 three-story residential buildings on approximately 33 acres. Amenities include a clubhouse, indoor swimming pool, jacuzzi, sauna, bar and lounge, three party rooms, health club/fitness center, underground parking, attached garages in select units, washers/dryers in select units, sand volleyball court, two tennis courts, playground, gas fireplaces in select units, and vaulted ceilings in select units. The property was constructed in 1970 and renovated in 1990.

TERMS OF PURCHASE

Harbor Pointe was purchased from an unaffiliated third party for approximately $24 million, which included $12 million of mortgage indebtedness and the issuance of 46,291 OP units having a value of approximately $2.3 million.

SONTERRA AT FOOTHILL RANCH APARTMENTS, FOOTHILL RANCH, CALIFORNIA

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Foothill Ranch, California ("Sonterra"). Sonterra was approximately 97% occupied as of June 22, 1998. The property consists of 300 units in 13 three-story residential buildings on approximately 14 acres. Amenities include a clubhouse, business resource center, swimming pool, spa, fitness center, washer/dryer hook-ups, walk in closets, central laundry facility, fireplaces in select units, security access gates, and extended balconies. The property was constructed in 1997.

TERMS OF PURCHASE

Sonterra was purchased from an unaffiliated third party for $31.5 million.

VISTA POINTE AT THE VALLEY APARTMENTS, IRVING, TEXAS

On April 7, 1998, the Operating Partnership acquired a multifamily property located in Irving, Texas ("Vista Pointe"). Vista Pointe was approximately 94% occupied as of June 22, 1998. The property consists of 231 units in 19 two-story residential buildings on approximately 14 acres. Amenities include a clubhouse, two swimming pools, fitness center, sports court, sand volleyball court, controlled access gate, attached direct-access garages in select units, wood burning fireplaces, and washer/dryer connections. The property was constructed during 1996.

TERMS OF PURCHASE

Vista Pointe was purchased from an unaffiliated third party for $18.6 million.

EMERSON PLACE APARTMENTS, BOSTON, MASSACHUSETTS

On April 23, 1998, the Operating Partnership acquired a multifamily property located in Boston, Massachusetts ("Emerson Place"). Emerson Place was approximately 98% occupied as of June 22, 1998. The property consists of 462 units in one 17-story, one 24-story and 2 two-story residential buildings on approximately 48 acres. Amenities include a laundry facility, intercom system, garage parking, and dishwashers. The property was constructed in 1962.

TERMS OF PURCHASE

Emerson Place was purchased from an unaffiliated third party for $72.5 million.

SIERRA CANYON APARTMENTS, CANYON COUNTRY, CALIFORNIA

On May 13, 1998, the Operating Partnership acquired a multifamily property located in Canyon Country, California ("Sierra Canyon"). Sierra Canyon was approximately 97% occupied as of June 22, 1998. The property consists of 232 units in 16 two-story residential buildings on approximately eight acres. Amenities include a clubhouse with fireplace, heated swimming pool, spa, fitness center, and two laundry facilities. The property was constructed in 1987.

TERMS OF PURCHASE

Sierra Canyon was purchased from an unaffiliated third party for approximately $15.9 million, which included the issuance of 90,445 OP units having a value of approximately $4.5 million.

NORTHRIDGE APARTMENTS, PLEASANT HILL, CALIFORNIA

On May 14, 1998, the Operating Partnership acquired a multifamily property located in Pleasant Hill, California ("Northridge"). Northridge was approximately 98% occupied as of June 22, 1998. The property consists of 221 units in 15 two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, two spas, garages, fireplaces, and washers/dryers in select units. The property was constructed in 1974.

TERMS OF PURCHASE

Northridge was purchased from an unaffiliated third party for $20 million.

THE ARBORETUM APARTMENTS, CANTON, MASSACHUSETTS

On May 22, 1998, the Operating Partnership acquired a multifamily property located in Canton, Massachusetts ("Arboretum"). Arboretum was approximately 98% occupied as of June 22, 1998. The property consists of 156 units in six residential buildings on approximately 40 acres. Amenities include a clubhouse, swimming pool, washer/dryer connections, and laundry rooms. The property was constructed in 1989.

TERMS OF PURCHASE

Arboretum was purchased from an unaffiliated third party for $15.2 million.


TOWNHOMES OF MEADOWBROOK APARTMENTS, AUBURN HILLS, MICHIGAN

On May 28, 1998, the Operating Partnership acquired a multifamily property located in Auburn Hills, Michigan ("Townhomes of Meadowbrook"). Townhomes of Meadowbrook was approximately 94% occupied as of June 22, 1998. The property consists of 230 units in 23 two story residential buildings on approximately eight acres. Amenities include a clubhouse, swimming pool with sundeck, jogging trail, sand volleyball court, washers/dryers, vaulted ceilings, fireplaces, and loft bedrooms in select units. The property was constructed in 1988.

TERMS OF PURCHASE

Townhomes of Meadowbrook was purchased from an unaffiliated third party for $13.7 million, which included the assumption of approximately $10.2 million of mortgage indebtedness.

WOODRIDGE APARTMENTS, EAGAN, MINNESOTA

On May 28, 1998, the Operating Partnership acquired a multifamily property located in Eagan, Minnesota ("Woodridge"). Woodridge was approximately 100% occupied as of June 21, 1998. The property consists of 200 units in two three-story residential buildings on approximately 13 acres. Amenities include a party room, exercise room, whirlpool and sauna in each building, and heated underground parking. The property was constructed in 1986.


TERMS OF PURCHASE

Woodridge was purchased from an unaffiliated third party for approximately $11.6 million, which included the assumption of $7.8 million of mortgage indebtedness.

BROOKSIDE APARTMENTS, BOULDER, COLORADO

On June 1, 1998, the Operating Partnership acquired a multifamily property located in Boulder, Colorado ("Brookside"). Brookside was approximately 97% occupied as of June 20, 1998. The property consists of 144 units in six residential buildings on approximately five acres. Amenities include a swimming pool with sundeck, clubhouse, stackable washer/dryer units, and fireplaces in most units. The property was constructed in 1993.

TERMS OF PURCHASE

Brookside was purchased from an unaffiliated third party for $13.8 million.

GREYSTONE APARTMENT HOMES, ATLANTA, GEORGIA

On June 10, 1998, the Operating Partnership acquired a multifamily property located in Atlanta, Georgia ("Greystone"). Greystone was approximately 89% occupied as of June 22, 1998. The property consists of 150 units in 25 residential buildings on approximately nine acres. Amenities include an outdoor swimming pool, laundry room, playground, and enclosed patios. The property was constructed in 1960 and renovated in 1997.

TERMS OF PURCHASE

Greystone was purchased from an unaffiliated third party for approximately $7.4 million.

COCONUT PALM CLUB APARTMENT HOMES, COCONUT CREEK, FLORIDA

On June 11, 1998, the Operating Partnership acquired a multifamily property located in Coconut Creek, Florida ("Coconut Palm Club"). Coconut Palm Club was approximately 90% occupied as of June 21, 1998. The property consists of 300 units in 14 residential buildings on approximately 16 acres. Amenities include a swimming pool, racquetball court, volleyball court, picnic area, clubhouse and car wash area. The property was constructed in 1992.

TERMS OF PURCHASE

Coconut Palm Club was purchased from an unaffiliated third party for approximately $20.3 million.

PORTSIDE TOWERS APARTMENTS, JERSEY CITY, NEW JERSEY

On June 11, 1998, the Operating Partnership acquired a multifamily property located in Jersey City, New Jersey ("Portside Towers"). Portside Towers was approximately 99% occupied as of June 22, 1998. The property consists of 527 units in two high-rise residential buildings on approximately six acres. Amenities include a fitness center, sauna, indoor playroom, outdoor tot lot, two tennis courts, one sport court, washers/dryers, and laundry rooms. The property was constructed in phases between 1992 and 1997.

TERMS OF PURCHASE

Portside Towers was purchased from an unaffiliated third party for approximately $119 million, which included the assumption of mortgage indebtedness of approximately $58.5 million.

DEFOOR VILLAGE APARTMENTS, ATLANTA, GEORGIA

On June 16, 1998, the Operating Partnership acquired a multifamily property located in Atlanta, Georgia ("Defoor Village"). Defoor Village was approximately 100% occupied as of June 29, 1998. The property consists of 156 units in four residential buildings on approximately five acres. Amenities include a clubhouse, fitness center, central laundry room, and a resident business center. The property was constructed in 1997.

TERMS OF PURCHASE

Defoor Village was purchased from an unaffiliated third party for $13.5 million, which included the issuance of 14,588 OP Units with a value of approximately $0.7 million.

PLANTATION RIDGE APARTMENTS, MARIETTA, GEORGIA

On June 16, 1998, the Operating Partnership acquired a multifamily property located in Marietta, Georgia ("Plantation Ridge"). Plantation Ridge was approximately 95% occupied as of June 29, 1998. The property consists of 454 units in 46 residential buildings on approximately 33 acres. Amenities include a clubhouse, car wash, six lighted tennis courts, picnic area, boat storage, bi-level waterfall swimming pool, and laundry facilities. The property was constructed in 1975.

TERMS OF PURCHASE

Plantation Ridge was purchased from an unaffiliated third party for $23.2 million, which included the issuance of 43,798 OP Units in the amount of approximately $2.1 million.

WYNBROOK APARTMENTS, NORCROSS, GEORGIA

On June 18, 1998 the Operating partnership acquired a multifamily property located in Norcross, Georgia ("Wynbrook"). Wynbrook was approximately 93% occupied as of June 29, 1998. The property consists of 318 units in 30 residential buildings on approximately 25 acres. Amenities include two swimming pools, playground, two laundry facilities, car wash, and picnic area. The property was constructed in phases between 1972 and 1976.

TERMS OF PURCHASE

Wynbrook was purchased from an unaffiliated third party for $13.5 million, which included the issuance of 4,700 OP Units with a value of approximately $0.2 million.

THE TCRS PORTFOLIO TRANSACTION

This acquisition consisted of the following five properties.

DESCRIPTION OF PROPERTIES

THE GATES AT CARLSON CENTER APARTMENTS, MINNETONKA, MINNESOTA

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Minnetonka, Minnesota ("Gates at Carlson"). Gates at Carlson was approximately 100% occupied as of June 22, 1998. The property consists of 435 units in six three-story residential buildings on approximately 32 acres. Amenities include a clubhouse with exercise room, swimming pool, spa, washers/dryers, tennis court, elevators, fireplaces and vaulted ceilings in select units, and sub-surface parking. The property was constructed in 1989.

GLENGARRY CLUB APARTMENTS, BLOOMINGTON, ILLINOIS

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Bloomington, Illinois ("GlenGarry Club"). GlenGarry Club was approximately 97% occupied as of June 22, 1998. The property consists of 250 units in nine two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse with exercise room, swimming pool, two tennis courts, basketball court, volleyball court, garages, and fireplaces in select units. The property was constructed in 1989.

PLUM TREE I, II, AND III APARTMENTS, HALES CORNERS, WISCONSIN

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Hales Corners, Wisconsin ("Plum Tree"). Plum Tree was approximately 97% occupied as of June 23, 1998. The property consists of 332 units in 36 two-story residential buildings on approximately 17 acres. Amenities include a clubhouse with exercise room, swimming pool, spa, washer/dryers, wood-burning fireplaces in select units, and garages. The property was constructed in 1989.

RAVINIA APARTMENTS, GREENFIELD, WISCONSIN

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Greenfield, Wisconsin ("Ravinia"). Ravinia was approximately 97% occupied as of June 22, 1998. The property consists of 206 units in 12 two-story residential buildings on approximately 18 acres. Amenities include a clubhouse with exercise room, swimming pool, garages, washer/dryers, and wood burning fireplaces in select units. The property was constructed in 1991.

THE WOODLANDS OF BROOKFIELD APARTMENTS, BROOKFIELD, WISCONSIN

On April 1, 1998, the Operating Partnership acquired a multifamily property located in Brookfield, Wisconsin ("Woodlands"). Woodlands was approximately 98% occupied as of June 23, 1998. The property consists of 148 units in 34 two-story residential buildings on approximately 35 acres. Amenities include a clubhouse with exercise room, swimming pool, attached garages, washers/dryers, and wood burning fireplaces. The property was constructed in 1990.

TERMS OF PURCHASE

The aggregate purchase price of the TCRS Portfolio was approximately $95.7 million, which included $50 million of mortgage indebtedness and the issuance of 124,398 OP Units with a value of approximately $6.3 million.

CROSS CREEK APARTMENTS, MATTHEWS, NORTH CAROLINA

On June 24, 1998, the Operating Partnership acquired a multifamily property located in Matthews, North Carolina ("Cross Creek"). Cross Creek was approximately 91% occupied as of June 26, 1998. The property consists of 420 units in 20 two and three-story residential buildings on approximately 35 acres. Amenities include a clubhouse, two swimming pools, two tennis courts, fitness center, sand volleyball court, fireplaces in select units, and a playground. The property was constructed in 1989.

TERMS OF PURCHASE

Cross Creek was purchased from an unaffiliated third party for $23.4 million.

The Operating Partnership is currently providing management services for the Acquired Properties.

ITEM 5. OTHER EVENTS

The Operating Partnership entered into various contracts with unaffiliated third parties to acquire 42 multifamily properties. Below are the expected terms and the descriptions of the properties which the Operating Partnership deems to be probable acquisitions (the "Probable Properties").

LEXINGTON VILLAGE APARTMENTS, ALPHARETTA, GEORGIA

Lexington Village ("Lexington Village") is a 352-unit multifamily property located in Alpharetta, Georgia. The property consists of 24 residential buildings on approximately 36 acres. Amenities include a clubhouse, activity center, car wash, swimming pool, tennis courts, volleyball court, fitness center, laundry facility, and a resident business center. The property was constructed in 1995.

EXPECTED TERMS OF PURCHASE

Lexington Village is expected to be purchased from an unaffiliated third party for approximately $24.5 million, which will include the assumption of approximately $18.8 million of mortgage indebtedness and the issuance of approximately 25,000 OP Units with a value of approximately $1.3 million.

MARTINS LANDING APARTMENTS, ATLANTA, GEORGIA

Martins Landing ("Martins Landing") is a 300-unit multifamily property located in Roswell, Georgia. The property consists of 24 three-story residential buildings on approximately 20 acres. Amenities include a swimming pool, fitness center, tennis court, clubhouse, playground, jogging trails, and a basketball court. The property was constructed in 1972 and renovated in 1992.

EXPECTED TERMS OF PURCHASE

Martins Landing is expected to be purchased from an unaffiliated third party for approximately $18.1 million, which will include the assumption of approximately $13 million of mortgage indebtedness.

THE LAKES AT VININGS APARTMENTS, ATLANTA, GEORGIA

Lakes at Vinings ("Lakes at Vinings") is a 464-unit multifamily property located in Atlanta, Georgia. The property consists of 31 two and three-story residential buildings on approximately 38 acres. Amenities include a swimming pool, fitness center, tennis court, clubhouse, volleyball court, jogging trails, and picnic areas. The property was constructed in phases between 1972 and 1975, and renovated in 1994.

EXPECTED TERMS OF PURCHASE

Lakes at Vinings is expected to be purchased from an unaffiliated third party for approximately $27.9 million, which will include the assumption of approximately $22.5 million of mortgage indebtedness.

THE LINCOLN PROPERTY TRANSACTION

This probable acquisition includes the following 25 properties.

DESCRIPTIONS OF PROPERTIES

ALDERWOOD PARK APARTMENTS, LYNWOOD, WASHINGTON

Alderwood Park Apartments ("Alderwood Park") is a 188-unit multifamily property located in Lynwood, Washington. The property consists of 14 two-story residential buildings on approximately 10 acres. Amenities include a swimming pool, spa, clubhouse with lounge, modern exercise facility, suntan salon, sport court, playground, private patios/decks, fireplaces, and washer/dryers in select units. The property was constructed in 1982.

BELLEVUE MEADOWS APARTMENTS, BELLEVUE, WASHINGTON

Bellevue Meadows Apartments ("Bellevue Meadows") is a 180-unit multifamily property located in Bellevue, Washington. The property consists of 15 two-story residential buildings on approximately nine acres. Amenities include a heated swimming pool, exercise/weight room, tanning room, tennis court, clubhouse, game room, indoor spa, volleyball court, washers/dryers, private patios/decks, wood-burning brick fireplaces, cable TV, dishwashers, and covered parking. The property was constructed in 1983.

BRAMBLEWOOD APARTMENTS, SAN JOSE, CALIFORNIA

Bramblewood Apartments ("Bramblewood") is a 108-unit multifamily property located in San Jose, California. The property consists of 10 two and three-story residential buildings on approximately five acres. Amenities include a swimming pool, spa, covered parking, barbecue area, patios/balconies, and washer-dryer hook-ups. The property was constructed in 1986.

BRIARWOOD APARTMENTS, SUNNYVALE, CALIFORNIA

Briarwood Apartments ("Briarwood") is a 192-unit multifamily property located in Sunnyvale, California. The property consists of nine residential buildings on approximately eight acres. Amenities include a clubhouse, swimming pool, spa, playground, basketball court, barbecue area, covered parking, private patios/balconies, washer/dryer connections, air conditioning, and dishwashers. The property was constructed in 1985.

CEDAR POINTE APARTMENTS, SAN RAMON, CALIFORNIA

Cedar Pointe Apartments ("Cedar Pointe") is a 248-unit multifamily property located in San Ramon, California. The property consists of 16 two-story residential buildings on approximately 12 acres. Amenities include a swimming pool, spa, fitness center, two playground areas, covered parking, private patios/decks, ceiling fans, washer/dryer connections, air
conditioning, and dishwashers.   The property was constructed in 1984.

CHELSEA SQUARE APARTMENTS, REDMOND, WASHINGTON

Chelsea Square Apartments ("Chelsea Square") is a 113-unit multifamily property located in Redmond, Washington. The property consists of six 2 and one half-story residential buildings on approximately four acres. Amenities include a swimming pool, exercise room, suntan room, hot tub spa, fireplaces, breakfast bars, washers/dryers, volume ceilings, and a clubhouse with wet bar, TV and meeting lounge. The property was constructed in 1991.

CREEKSIDE APARTMENTS, SAN MATEO, CALIFORNIA

Creekside Apartments ("Creekside") is a 192-unit multifamily property located in San Mateo, California. The property consists of 13 two-story residential buildings on approximately seven acres. Amenities include a clubhouse, barbecue area, swimming pool, spa, tanning salon, security parking, covered and garage parking, playground, balconies/patios, and washer/dryer hook-ups. The property was constructed in 1985.

GRANDVIEW APARTMENTS, LAS VEGAS, NEVADA

Grandview Apartments ("Grandview") is a 456-unit multifamily property located in Las Vegas, Nevada. The property consists of 26 two-story residential buildings on approximately 19 acres. Amenities include a swimming pool, volleyball court, spa, clubhouse, two laundry facilities, playground, tennis court, ceiling fans, private patio/balconies, and covered parking. The property was constructed in 1980.

GREENHAVEN APARTMENTS, UNION CITY, CALIFORNIA

Greenhaven Apartments ("Greenhaven") is a 250-unit multifamily property located in Union City, California. The property consists of 16 one, two, and three-story residential buildings on approximately ten acres. Amenities include a solar heated pool, therapy spa, covered parking, exercise studio, three laundry rooms, and private patios/balconies. The property was constructed in 1983.

LINCOLN GREEN I AND II APARTMENTS, SUNNYVALE ,CALIFORNIA

Lincoln Green I and II Apartments ("Lincoln Green I and II") is a 174-unit multifamily property located in Sunnyvale, California. The property consists of nine two-story residential buildings on approximately seven acres. Amenities include a swimming pool, spa, exercise/weight room, covered parking, and private patios/decks. The property was constructed in two phases in 1979.

LINCOLN VILLAGE I AND II APARTMENTS, LARKSPUR, CALIFORNIA

Lincoln Village I and II Apartments ("Lincoln Village I and II")is a 342-unit multifamily property located in Larkspur, California. The property consists of 16 two and three-story residential buildings on approximately 17 acres. Amenities include two solar heated pools, clubhouse, tennis court, jacuzzi spa, fitness center, dry saunas, covered parking, corporate/furnished suites, 24 hour emergency service, vaulted ceilings, and private balconies/patios. The property was constructed in 1980.

MOUNTAIN SHADOWS APARTMENTS, LAS VEGAS, NEVADA

Mountain Shadows Apartments ("Mountain Shadows") is a 300-unit multifamily property located in Las Vegas, Nevada. The property consists of 19 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, swimming pool, playground, tennis court, basketball court, barbecue area, laundry room, ceiling fans in select units, and patios/balconies. The property was constructed in 1979.

NORTH CREEK APARTMENTS, EVERETT, WASHINGTON

North Creek Apartments ("North Creek") is a 264-unit multifamily property located in Everett, Washington. The property consists of 26 two-story residential buildings on approximately 17 acres. Amenities include a heated pool, jacuzzi, clubhouse, covered parking, basketball court, washers/dryers in select units, wood burning fireplaces, and private patios/balconies. The property was constructed during 1986.

OLDE REDMOND PLACE APARTMENTS, REDMOND, WASHINGTON

Olde Redmond Place Apartments ("Olde Redmond Place") is a 192-unit multifamily property located in Redmond, Washington. The property consists of 16 three-story residential buildings on approximately 14 acres. Amenities include a heated swimming pool, indoor spa, tanning salon, cabana, exercise/weight room, tennis court, playground, brick fireplaces, washers/dryers, cathedral ceilings, private patios/decks, and covered parking. The property was constructed in 1986.

PARKSIDE APARTMENTS, UNION CITY, CALIFORNIA

Parkside Apartments ("Parkside") is a 208-unit multifamily property located in Union City, California. The property consists of 16 two-story residential buildings on approximately seven acres. Amenities include a swimming pool, sauna, covered parking, fully equipped laundry rooms, and private patios/balconies. The property was constructed in 1979.

SKYLARK APARTMENTS, UNION CITY, CALIFORNIA

Skylark Apartments ("Skylark") is a 174-unit multifamily property located in Union City, California. The property consists of nine one, two, and three-story residential buildings on approximately seven acres. Amenities include a free-form pool and spa, recreation center, covered and underground parking, exercise room, and on-site ice machines. The property was constructed in 1986.

SOUTHWOOD APARTMENTS, PALO ALTO, CALIFORNIA

Southwood Apartments ("Southwood") is a 99-unit multifamily property located in Palo Alto, California. The property consists of in five two and three-story residential buildings on approximately four acres. Amenities include units with double master suites, washer/dryer connections, and private patios/balconies. The property was constructed in 1985.

SUMMERWOOD APARTMENTS, HAYWARD, CALIFORNIA

Summerwood Apartments ("Summerwood") is a 162-unit multifamily property located in Hayward, California. The property consists of 12 two-story residential buildings on approximately six acres. Amenities include a solar-heated pool, sauna, fitness center, covered parking, laundry facilities, private balconies/ patios, and outdoor storage closets. The property was constructed in 1982.

SURREY DOWNS APARTMENTS, BELLEVUE, WASHINGTON

Surrey Downs Apartments ("Surrey Downs") is a 122-unit multifamily property located in Bellevue, Washington. The property consists of 13 two and three-story residential buildings on approximately seven acres. Amenities include a heated swimming pool, spa, sports court, clubhouse, exercise room, indoor sauna, brick fireplaces, private patios/decks with storage closets, washers/dryers, private pond, and a courtyard fountain. The property was constructed in 1986.

TIMBERWOOD APARTMENTS, AURORA, COLORADO

Timberwood Apartments ("Timberwood") is a 336-unit multifamily property located in Aurora, Colorado. The property consists of 22 two-story residential buildings on approximately 15 acres. Amenities include free covered parking, two heated swimming pools, two tennis courts, indoor jacuzzi, volleyball court, clubhouse, playgrounds, four laundry rooms, washer/dryer hook ups, private patios, and brick fireplaces. The property was constructed in 1983.

TURF CLUB APARTMENTS, LITTLETON, COLORADO

Turf Club Apartments ("Turf Club") is a 324-unit multifamily property located in Littleton, Colorado. The property consists of 15 three-story residential buildings on approximately 12 acres. Amenities include an exercise room, indoor spa, swimming pool, fireplace, washer/dryer hookups, private balconies/patios and a business center equipped with internet accessing computer, fax machine and copy machine. The property was constructed in 1986.

WILLOWICK APARTMENTS, AURORA, COLORADO

Willowick Apartments ("Willowick") is a 100-unit multifamily property located in Aurora, Colorado. The property consists of seven two-story residential building on approximately five acres. Amenities include covered parking, heated swimming pool, clubhouse/activity center, play area for children, laundry facilities, fireplaces, and private patios. The property was constructed in 1980.

WOODLAKE APARTMENTS, KIRKLAND, WASHINGTON

Woodlake Apartments ("Woodlake") is a 288-unit multifamily property located in in Kirkland, Washington. The property consists of 18 two-story residential buildings on approximately 24 acres. Amenities include a clubhouse, heated swimming pool, poolside cabana, spa, exercise room, tanning room, sauna, tennis court, sport/basketball court, playground, covered parking, dishwashers, disposals, and vaulted ceilings in select units. The property was constructed in 1984.

WOODLEAF APARTMENTS, CAMPBELL, CALIFORNIA

Woodleaf Apartments ("Woodleaf") is a 178-unit multifamily property located in Campbell, California. The property consists of nine two and three-story residential buildings on approximately seven acres. Amenities include a swimming pool, jacuzzi, fitness center, tanning salon, billiards table, media center, and private patios/balconies. The property was constructed in 1984.

WOODRIDGE APARTMENTS, AURORA, COLORADO

Woodridge Apartments ("Woodridge") is a 584-unit multifamily property located in Aurora,

Colorado. The property consists of 42 two-story residential buildings on approximately 29 acres. Amenities include five heated swimming pools, basketball and tennis courts, children's play areas, picnic and barbecue areas, fireplaces, and private patios/balconies. The property was constructed in three phases between 1980 and 1982.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the 25 properties included in the Lincoln Property Transaction ("Lincoln Probable Properties") is approximately $465.3 million, which includes the assumption of mortgage indebtedness of approximately $60.7 million and the issuance of 2.2 million OP Units having a value of approximately $109.7 million.

THE MAGNUM TRANSACTION

This probable acquisition consists of the following ten properties.

DESCRIPTIONS OF PROPERTIES

THE BROADWAY APARTMENTS, GARLAND, TEXAS

The Broadway Apartments ("Broadway") is a 288-unit multifamily property located in Garland, Texas. The property consists of 20 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, two swimming pools, laundry facility, ceiling fans, balconies/patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1983.

CEDAR RIDGE APARTMENTS, ARLINGTON, TEXAS

Cedar Ridge Apartments ("Cedar Ridge") is a 121-unit multifamily property located in Arlington, Texas. The property consists of 50 two-story residential buildings on approximately 12 acres. Amenities include two swimming pools, ceiling fans, washer/dryer connections, fireplaces in select units, security patrol, and garage parking. The property was constructed in 1980.

FIELDER CROSSING APARTMENTS, ARLINGTON, TEXAS

Fielder Crossing Apartments ("Fielder Crossing") is a 119-unit multifamily property located in Arlington, Texas. The property consists of 14 two-story residential buildings on approximately three acres. Amenities include a clubhouse, jacuzzi, private alarms, and balconies/ patios in each unit. The property was constructed in 1980.

LAKESHORE AT PRESTON APARTMENTS, PLANO, TEXAS

Lakeshore at Preston Apartments ("Lakeshore at Preston") is a 302-unit multifamily property located in Plano, Texas. The property consists of 14 two and three-story residential buildings on approximately 19 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, fitness center, sand volleyball court, jogging trail, fountained lake, outdoor grills, access gates, private alarms, and balconies/patios in each unit. The property was constructed in 1992.

LAKEWOOD GREENS APARTMENTS, DALLAS, TEXAS

Lakewood Greens Apartments ("Lakewood Greens") is a 252-unit multifamily property located in Dallas, Texas. The property consists of 23 two and three-story residential buildings on approximately 10 acres. Amenities include a clubhouse, swimming pool, jacuzzi, fitness center, access gates, two laundry rooms, security patrols, and balconies/patios in each unit. The property was constructed in 1986.

PLEASANT RIDGE APARTMENTS, ARLINGTON, TEXAS

Pleasant Ridge Apartments ("Pleasant Ridge") is a 63-unit multifamily property located in Arlington, Texas. The property consists of 16 one-story residential buildings on approximately four acres. Amenities include a swimming pool, jacuzzi, ceiling fans, balconies/patios, washer/dryer connections, and fireplaces. The property was constructed in 1982.

RIVER PARK APARTMENTS, FORT WORTH, TEXAS

River Park Apartments ("River Park") is a 280-unit multifamily property located in Fort Worth, Texas. The property consists of 29 two and three-story residential buildings on approximately 10 acres. Amenities include a clubhouse, swimming pool, jacuzzi, two laundry facilities, private alarms, balconies/patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1984.

SANDSTONE AT BEAR CREEK APARTMENTS, EULESS, TEXAS

Sandstone at Bear Creek Apartments ("Sandstone") is a 40-unit multifamily property located in Euless, Texas. The property consists of eight one-story residential buildings on approximately five acres. Amenities include a swimming pool, monitored alarm system, fireplaces, balconies or patios, washer/dryer connections, and volume/cathedral ceilings in select units. The property was constructed in 1988.

VILLAS OF JOSEY RANCH APARTMENTS, CARROLLTON, TEXAS

Villas of Josey Ranch Apartments ("Villas of Josey Ranch") is a 198-unit multifamily property located in Carrollton, Texas. The property consists of 22 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, two swimming pools, two laundry facilities, private alarms, washer /dryer connections, and balconies/patios in each unit. The property was constructed in 1986.

WIMBLEDON OAKS APARTMENTS, ARLINGTON, TEXAS

Wimbledon Oaks Apartments ("Wimbledon Oaks") is a 248-unit multifamily property located in Arlington, Texas. The property consists of 14 two and three-story residential buildings on approximately nine acres. Amenities include a clubhouse, swimming pool with fountain, exercise room, jacuzzi, sauna, access gate, picnic area with grills, balconies or patios, washer/dryer connections, and fireplaces in select units. The property was constructed in 1985.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the 10 properties included in the Magnum Transaction ("Magnum Probable Properties") is approximately $82.4 million which includes the assumption of approximately $59.5 million of mortgage indebtedness.

THE FREDERICK TRANSACTION

This probable acquisition includes the following four properties.

DESCRIPTIONS OF PROPERTIES

OVERLOOK MANOR I & II APARTMENTS, FREDERICK, MARYLAND

Overlook Manor I & II Apartments ("Overlook Manor I & II") is a 290-unit multifamily property located in Frederick, Maryland. The property consists of 23 three-story residential buildings on approximately 17 acres. Amenities include two swimming pools, two playgrounds, two tennis courts, and laundry facilities. The property was constructed in phases between 1980 and 1985.

TILLMAN PLACE APARTMENTS, FREDERICK, MARYLAND

Tillman Place Apartments ("Tillman Place") is a 64-unit multifamily property located in Frederick, Maryland. The property consists of nine two-story residential buildings on approximately two acres. Amenities include a swimming pool, tennis court, and day care. The property was constructed in 1986.

THE WILLOWS APARTMENTS, FREDERICK, MARYLAND

The Willows Apartments ("The Willows") is a 204-unit multifamily property located in Frederick, Maryland. The property consists of 13 four-story residential buildings on approximately 11 acres. Amenities include a clubhouse, swimming pool, car wash facility, and three playgrounds. The property was constructed in 1979.

EXPECTED TERMS OF PURCHASE

The aggregate purchase price of the four properties included in the Frederick Transaction ("Frederick Probable Properties") is approximately $26.9 million, which includes the assumption of approximately $5.9 million of mortgage indebtedness.

The Operating Partnership expects to provide property management services for the Probable Properties subsequent to the date of acquisition by the Operating Partnership.

The closings of the Probable Properties are subject to certain contingencies and conditions, therefore, there can be no assurance that any or all of these transactions will be consummated, or that the final terms thereof will not differ in material respects from those summarized above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    C.  EXHIBITS

        23 CONSENT OF ERNST & YOUNG LLP

        99 FORM OF GENERAL PARTNER RECOURSE LIABILITY RISK SHARING AGREEMENT TO BE ENTERED INTO IN CONNECTION WITH THE LINCOLN PROPERTY TRANSACTION

          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                       ERP OPERATING LIMITED PARTNERSHIP


                   PRO FORMA CONDENSED CONSOLIDATED STATEMENTS





                      REQUIRED UNDER ITEM 7(b) OF FORM 8-K

                       ERP OPERATING LIMITED PARTNERSHIP
               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms used but not defined in this Current Report on Form 8-K are as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 and Statements of Operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 have been presented as if the January 1998 Common Share Offering, the February 1998 Common Share Offerings, the March 1998 Common Share Offering, the issuance of $300,000,000 of 6.63% unsecured notes due April 13, 2015 (the "2015 Notes"), the sale of 946,565 Common Shares at $46.5459 (the "April Common Share Offering") and the acquisition or expected acquisition of 79 multifamily properties, including the related assumption of $412.6 million of mortgage indebtedness, had occurred on March 31, 1998 with respect to the March 31, 1998 balance sheet, January 1, 1998 with respect to the statement of operations for the three months ended March 31, 1998 and January 1, 1997 with respect to the statement
of operations for the year ended December 31, 1997.   Fifteen of the Acquired
Properties are included in the Operating Partnership's Historical Balance Sheet as of March 31, 1998 and all of the remaining properties are included on a pro forma basis as described in Note A and Note B of the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1997 or January 1, 1998.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1997, as amended by Form 10-K/A, the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and the Statements of Revenue and Certain Expenses for certain of the acquired and probable properties (included elsewhere herein).


                                              ERP OPERATING LIMITED PARTNERSHIP
                                        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                     AS OF MARCH 31, 1998
                                                           (UNAUDITED)
                                                      (AMOUNTS IN THOUSANDS)



                                                                        1998
                                                                     MOST RECENT          1998
                                                                      ACQUIRED          PROBABLE                           PRO
                                                    HISTORICAL      PROPERTIES(A)     PROPERTIES(B)   OFFERINGS(C)        FORMA
                                                  ------------     --------------     -------------   ------------    ------------
ASSETS
Rental property, net                              $  6,854,535        $  553,288        $  645,684       $  --        $  8,053,507
Investment in mortgage notes, net                      175,532           (88,184)            --             --              87,348
Cash and cash equivalents                               77,575          (310,318)         (111,275)       350,258            6,240
Rents receivable                                         3,798             --                --             --               3,798
Deposits-restricted                                     39,645             --                --             --              39,645
Escrows deposits-mortgage                               45,314             --                --             --              45,314
Deferred financing costs, net                           23,283             --                --             --              23,283
Other assets                                           109,660             --                --             --             109,660
                                                  ------------     --------------     -------------   ------------    ------------
   Total assets                                   $  7,329,342        $  154,786        $  534,409     $  350,258     $  8,368,795
                                                  ------------     --------------     -------------   ------------    ------------
                                                  ------------     --------------     -------------   ------------    ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                            $  1,655,635        $  138,566        $  180,450       $  --        $  1,974,651
Line of credit                                          --                 --              243,000          --             243,000
Notes, net                                           1,130,461             --                --           306,200        1,436,661
Accounts payable and accrued expenses                   66,787             --                --             --              66,787
Accrued interest payable                                35,514             --                --             --              35,514
Rents received in advance and other liabilities         41,417             --                --             --              41,417
Security deposits                                       29,711             --                --             --              29,711
Distributions payable                                   89,015             --                --             --              89,015
                                                  ------------     --------------     -------------   ------------    ------------
   Total liabilities                                 3,048,540           138,566           423,450        306,200        3,916,756
                                                  ------------     --------------     -------------   ------------    ------------

Commitments and contingencies

   9 3/8% Series A Cumulative Redeemable
   Preference Units                                    153,000             --                --             --             153,000
                                                  ------------     --------------     -------------   ------------    ------------

   9 1/8% Series B Cumulative Redeemable
   Preference Units                                    125,000             --                --             --             125,000
                                                  ------------     --------------     -------------   ------------    ------------

   9 1/8% Series C Cumulative Redeemable
   Preference Units                                    115,000             --               --             --             115,000
                                                  ------------     --------------     -------------   ------------    ------------

   8.60 % Series D Cumulative Redeemable
   Preference Units                                    175,000             --                --             --             175,000
                                                  ------------     --------------     -------------   ------------    ------------

   Series E Cumulative Convertible
   Preference Units                                     99,950             --                --             --              99,950
                                                  ------------     --------------     -------------   ------------    ------------

   9.65 % Series F Cumulative Redeemable
   Preference Units                                     57,500             --                --             --              57,500
                                                  ------------     --------------     -------------   ------------    ------------

   7 1/4 % Series G Convertible Cumulative
   Preference Units                                    316,250             --               --             --             316,250
                                                  ------------     --------------     -------------   ------------    ------------

Partners' Capital
   General Partner                                   2,956,862             --               40,102         44,058        3,041,022
   Limited Partners                                    282,240             16,220           70,857         --              369,317
                                                  ------------     --------------     -------------   ------------    ------------
   Total partners' capital                           3,239,102             16,220          110,959         44,058        3,410,339
                                                  ------------     --------------     -------------   ------------    ------------
   Total liabilities and partners' capital        $  7,329,342     $      154,786      $   534,409     $  350,258     $  8,368,795
                                                  ------------     --------------     -------------   ------------    ------------
                                                  ------------     --------------     -------------   ------------    ------------


(A)   Reflects the most recent multifamily property acquisitions, which include The Gates at Carlson Center, Glengarry Club,
      Ravinia, Plum Tree, The Woodlands, Harbor Pointe, Sonterra at Foothill Ranch, Vista Pointe at the Valley, Emerson Place,
      Sierra Canyon, Northridge, The Arboretum, Townhomes of Meadowbrook, Woodridge, Brookside, Greystone, Coconut Palm Club,
      Portside Towers,  Defoor Village, Plantation Ridge, Wynbrook and Cross Creek (collectively the "1998 Most Recent  Acquired
      Properties").  In connection with such :  (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred; (ii)  the assumption of approximately $138.6 million of mortgage indebtedness; (iii) the issuance of approximately 324,000 OP Units with a value of approximately $16.2 million and (iv)
      the elimination of the investment in mortgage loans collateralized by five of the 1998 Most Recent Acquired Properties due to the acquisition of such properties.

(B)   Reflects the probable acquisitions of Lakes at Vinings, Martins Landing, Lexington Village,  Alderwood Park, Bellevue
      Meadows, Bramblewood, Briarwood, Cedar Pointe, Chelsea Square, Creekside, Grandview I & II, Greenhaven, Lincoln Green I &
      II, Lincoln Village I & II, Mountain Shadows, North Creek, Olde Redmond Place, Parkside, Skylark, Southwood, Summerwood,
      Surrey Downs, Timberwood, Turf Club, Willowick, Woodlake, Woodleaf, Woodridge I, II, III, Broadway, Cedar Ridge, Fielder
      Crossing, Lakeshore at Preston, Lakewood Greens, Pleasant Ridge, River Park, Sandstone, Villas at Josey Ranch,  Wimbledon
      Oaks, Overlook Manor I, Overlook Manor II, Tilman Place and Willows (collectively the "1998 Probable Properties").  In connection with such probable acquisitions: (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred; (ii)  the expected assumption of approximately $180.5 million of mortgage indebtedness and the expected draw of approximately $243 million on the line of credit and (iii) the expected issuance of approximately 2.3 million OP Units with a value of approximately $111 million.

(C)   Reflects the additional issuance of 946,565 Common Shares at a price of $46.5459 per share (the "April 1998 Common Share
      Offering").  Also included are the net proceeds of approximately $298.1 raised through the issuance of the 2015 Notes and approximately $8.1 million from the sale of an option to remarket the 2015 notes in April 2005.



                                             ERP OPERATING LIMITED PARTNERSHIP
                                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                             FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                            (UNAUDITED)
                                          (AMOUNTS IN THOUSANDS EXCEPT FOR OP UNIT DATA)



                                                                   1998         1998
                                                               PREVIOUSLY    MOST RECENT      1998
                                                                ACQUIRED       ACQUIRED     PROBABLE                       PRO
                                                HISTORICAL   PROPERTIES(A)  PROPERTIES(B) PROPERTIES(C) ADJUSTMENTS(D)    FORMA
                                               -----------   -------------  ------------- ------------- --------------  ----------
REVENUES
Rental income                                  $  277,226      $  4,051      $  17,825      $  20,852       $  --       $  319,954
Fee and asset management                            1,360           --            --             --            --            1,360
Interest income - investment in mortgage notes      4,931           --            --             --          (1,873)         3,058
Interest and other income                           2,824           --            --             --            (791)         2,033
                                               -----------   -------------  ------------- ------------- --------------  ----------
   Total revenues                                 286,341         4,051         17,825         20,852        (2,664)       326,405
                                               -----------   -------------  ------------- ------------- --------------  ----------
EXPENSES
Property and maintenance                           66,713           970          4,696          5,940        (2,006)        76,313
Real estate taxes and insurance                    27,443           350          2,299          1,834          --           31,926
Property management                                11,579           --            --             --           1,014         12,593
Fee and asset management                            1,052           --            --             --            --            1,052
Depreciation                                       64,390           --            --             --           9,783         74,173
Interest:
   Expense incurred                                50,254           --            --             --          13,382         63,636
   Amortization of deferred financing costs           624           --            --             --            --              624
General and administrative                          4,880           --            --             --            --            4,880
                                               -----------   -------------  ------------- ------------- --------------  ----------
   Total expenses                                 226,935         1,320          6,995          7,774        22,173        265,197
                                               -----------   -------------  ------------- ------------- --------------  ----------

Income before gain on disposition of properties    59,406      $  2,731      $  10,830      $  13,078    $  (24,837)        61,208
                                                             -------------  ------------- ------------- --------------
                                                             -------------  ------------- ------------- --------------
Gain on disposition of properties                   1,869                                                                     --
                                               -----------                                                              ----------
Net income                                      $  61,275                                                                $  61,208
                                               -----------                                                              ----------
                                               -----------                                                              ----------
ALLOCATION OF NET INCOME:
9 3/8% Series A Cumulative Redeemable
      Preference Units                           $  3,586                                                                 $  3,586
                                               -----------                                                              ----------
                                               -----------                                                              ----------
9 1/8% Series B Cumulative Redeemable
      Preference Units                           $  2,852                                                                 $  2,852
                                               -----------                                                              ----------
                                               -----------                                                              ----------
9 1/8% Series C Cumulative Redeemable
      Preference Units                           $  2,623                                                                 $  2,623
                                               -----------                                                              ----------
                                               -----------                                                              ----------
8.60 % Series D Cumulative Redeemable
      Preference Units                           $  3,763                                                                 $  3,763
                                               -----------                                                              ----------
                                               -----------                                                              ----------
Series E Cumulative Convertible
      Preference Units                           $  1,749                                                                 $  1,749
                                               -----------                                                              ----------
                                               -----------                                                              ----------
9.65 % Series F Cumulative Redeemable
      Preference Units                           $  1,387                                                                 $  1,387
                                               -----------                                                              ----------
                                               -----------                                                              ----------
7 1/4% Series G Convertible Cumulative
      Preference Units                           $  5,732                                                                 $  5,732
                                               -----------                                                              ----------
                                               -----------                                                              ----------
General Partner                                    35,895                                                                   35,110
Limited Partners                                    3,688                                                                    4,406
                                               -----------                                                              ----------
Net income available to OP Unit holders         $  39,583                                                                $  39,516
                                               -----------                                                              ----------
                                               -----------                                                              ----------
Net income per weighted average OP
   Unit outstanding                               $  0.38                                                                  $  0.36
                                               -----------                                                              ----------
                                               -----------                                                              ----------
Weighted average OP Units outstanding             102,948                                                              (E) 109,240
                                               -----------                                                              ----------
                                               -----------                                                              ----------
Net income per weighted average OP
   Unit outstanding - assuming dilution            $  0.38                                                                 $  0.36
                                               -----------                                                              ----------
                                               -----------                                                              ----------


(A)   Reflects the results of operations for Cityscape, 740 River Drive, Prospect Towers, Park Place (TX), Park Westend, Emerald
      Bay, Farnham Park, Plantation (TX), Balcones Club, Coach Lantern, Foxcroft, Yarmouth Woods, Rolido Parque, Trails at Valley
      Ranch, The Fairfield (acquired from January through March 1998) (collectively, the "1998 Previously Acquired Properties").
      The amounts presented represent the historical amounts for certain revenues and expenses for the period from January 1,
      1998 through the respective acquisition dates for each property.

(B)   Reflects the results of operations for the 1998 Most Recent Acquired Properties.  The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1998 Most Recent Acquired Properties for the three months ended March 31, 1998.

(C)   Reflects the results of operations for the 1998 Probable Properties.  The amounts presented for rental revenues, property and Maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the 1998 Probable
      Properties for the three months ended March 31, 1998.

(D)   Reflects the following adjustments to the Previously Acquired, Most Recent Acquired and Probable Properties' results of operations as follows:

Interest income - investment in mortgage notes:
   Reduction of interest income on investment in mortgage
   loans collateralized by five of the Most Recent Acquired
   Properties to the extent amounts are already included in
   the Operating Partnership's historical financial results.      $  (1,873)
                                                                  ---------
                                                                  ---------
Interest and other income:
   Reduction of interest income due to the use of working
   capital for property acquisitions.                               $  (791)
                                                                  ---------
                                                                  ---------
Property and maintenance:
   The elimination of third-party management fees where
   the Operating Partnership is providing onsite property
   management services.                                           $  (2,006)
                                                                  ---------
                                                                  ---------
Property management:
   Incremental cost associated with self management of the
   Previously Acquired, Most Recent Acquired and Probable
   Properties for the three months ended March 31, 1998.          $   1,014
                                                                  ---------
                                                                  ---------
Depreciation:
   Reflects depreciation based on the expected total
   investment of approximately $1.4 billion for the
   Previously Acquired, Most Recent Acquired and Probable
   Properties less 10% allocated to land and depreciated
   over a 30-year life for real property.  Depreciation for
   the 1998 Previously Acquired Properties reflect amounts
   from January 1, 1998 through the respective acquisition
   date for each property.                                        $   9,783
                                                                  ---------
                                                                  ---------
Interest:
Expense incurred:
   Interest on mortgage indebtedness for the Previously
   Acquired, Most Recent Acquired and Probable Properties (F).     $  5,414
   Interest on $50 million of mortgage indebtedness for
   five of the Most Recent Acquired Properties.                         849
   Interest and fees on a $243 million draw on the line
   of credit at a LIBOR rate of 5.71875% plus 45 basis points.        2,289
   Interest associated with the issuance of the 2015 Notes.           4,830
                                                                  ---------
                                                                  $  13,382
                                                                  ---------
                                                                  ---------

(E) Pro Forma weighted average OP Units outstanding for the three months ended March 31, 1998 was 109,240 million, which assumes the OP Units issued to the Company in connection with the January 1998 Common Share Offering, February 1998 Common Share Offerings and March Common Share Offering were outstanding as of January 1, 1998 and includes approximately 0.9 million OP Units issued to the Company in connection with the April 1998 Common Share Offering and approximately 2.6 million OP Units issued in connection with the acquisition of properties. The OP Units outstanding does not include any OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(F) Detail of interest expense on mortgage indebtedness for the Previously Acquired, Most Recent Acquired and Probable Properties:

                                             Mortgage         Interest     Interest
      Property                             Indebtedness         Rate        Expense
      ---------------------------------    ------------       --------     --------
      740 River Drive (1)                    $  6,967           7.75%       $  12
      Alderwood Park                            4,379           7.75%          85
      Briarwood                                12,800           4.00%         128
      Briarwood 2nd                             1,513           7.73%          29
      Broadway                                  6,298           8.35%         131
      Cedar Pointe                             10,931           7.00%         191
      Cedar Ridge                               3,750           8.13%          76
      Farnham Park (1)                         11,546           8.00%          86
      Fielder Crossing                          2,218          10.79%          60
      Greenhaven                               10,966           4.00%         110
      Harbor Pointe                            12,000           6.56%         197
      Lakes at Vinings                         22,531           7.00%         394
      Lakeshore at Preston                     13,300           7.60%         253
      Lakewood Greens                           8,480           7.61%         161
      Lexington Village                        18,750           8.25%         387
      Martins Landing                          12,982           7.00%         227
      North Creek                               8,347           7.79%         163
      Overlook Manor II                         5,930           7.00%         104
      Park Place (TX) (1)                      10,177           7.46%          32
      Park West End (1)                         7,168           7.79%          25
      Pleasant Ridge                            1,692           8.29%          35
      Portside Towers                          58,500           8.00%       1,170
      Prospect Towers (1)                      14,913           7.74%          38
      River Park                                7,888           7.86%         155
      Rolido Parque (1)                         7,246           7.96%          96
      Sandstone                                 1,400           7.47%          26
      Skylark                                  11,790           4.00%         118
      The Fairfield (1)                        35,600           3.65%         301
      Townhomes of Meadowbrook                 10,242           8.54%         219
      Villas at Josey Ranch                     6,880           7.81%         134
      Wimbledon Oaks                            7,625           7.80%         149
      Woodridge                                 7,824           6.29%         122
                                             --------                      ------
      Totals                                 $362,633                      $5,414
                                             --------                      ------
                                             --------                      ------

(1) The amounts presented for these properties represent historical amounts for the periods from January 1, 1998 through the respective acquisition dates for each property.

                                       ERP OPERATING LIMITED PARTNERSHIP
                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                                  (UNAUDITED)
                              (AMOUNTS IN THOUSANDS EXCEPT FOR OP UNIT DATA)

                                                         1998             1998
                                                       ACQUIRED          PROBABLE                             PRO
                                        HISTORICAL    PROPERTIES (A)   PROPERTIES (B)   ADJUSTMENTS (C)      FORMA
REVENUES                                ----------    --------------   --------------   ---------------   ---------
Rental income                           $ 707,733      $  92,203        $  80,649       $      --         $ 880,585
Fee and asset management                    5,697             --               --              --             5,697
Interest income - investment in
  mortgage notes                           20,366             --               --          (4,907)           15,459
Interest and other income                  13,525             --               --          (6,666)            6,859
                                        ---------      ---------        ---------       ---------         ---------
   Total revenues                         747,321         92,203           80,649         (11,573)          908,600
                                        ---------      ---------        ---------       ---------         ---------

EXPENSES
Property and maintenance                  176,075         28,436           24,358          (7,803)          221,066
Real estate taxes and insurance            69,520         11,424            7,228              --            88,172
Property management                        26,793             --               --           4,321            31,114
Fee and asset management                    3,364             --               --              --             3,364
Depreciation                              156,644             --               --          42,598           199,242
Interest:
   Expense incurred                       121,324             --               --          61,199           182,523
   Amortization of deferred
     financing costs                        2,523             --               --              --             2,523
General and administrative                 15,064             --               --              --            15,064
                                        ---------      ---------        ---------       ---------         ---------
   Total expenses                         571,307         39,860           31,586         100,315           743,068
                                        ---------      ---------        ---------       ---------         ---------

Income before gain on disposition
   of properties                          176,014      $  52,343        $  49,063       $(111,888)          165,532
                                                       ---------        ---------       ---------
                                                       ---------        ---------       ---------
Gain on disposition of properties          13,838                                                                --
                                        ---------                                                         ---------

Net Income                              $ 189,852                                                         $ 165,532
                                        ---------                                                         ---------
                                        ---------                                                         ---------

ALLOCATION OF NET INCOME:

9 3/8% Series A Cumulative Redeemable
      Preference Units                  $  14,344                                                         $  14,344
                                        ---------                                                         ---------
                                        ---------                                                         ---------
9 1/8% Series B Cumulative Redeemable
      Preference Units                  $  11,406                                                         $  11,406
                                        ---------                                                         ---------
                                        ---------                                                         ---------
9 1/8% Series C Cumulative Redeemable
      Preference Units                  $  10,494                                                         $  10,494
                                        ---------                                                         ---------
                                        ---------                                                         ---------
8.60 % Series D Cumulative Redeemable
      Preference Units                  $   9,238                                                         $   9,238
                                        ---------                                                         ---------
                                        ---------                                                         ---------
Series E Cumulative Convertible
      Preference Units                  $   4,143                                                         $   4,143
                                        ---------                                                         ---------
                                        ---------                                                         ---------
9.65 % Series F Cumulative Redeemable
      Preference Units                  $   3,284                                                         $   3,284
                                        ---------                                                         ---------
                                        ---------                                                         ---------
Series G Convertible Cumulative
      Preference Units                  $   6,103                                                         $   6,103
                                        ---------                                                         ---------
                                        ---------                                                         ---------

General Partner                           117,580                                                            93,663
Limited Partners                           13,260                                                            12,857
                                        ---------                                                         ---------
                                        $ 130,840                                                         $ 106,520
                                        ---------                                                         ---------
                                        ---------                                                         ---------

Net income per weighted average OP
   Unit outstanding                       $  1.79                                                          $   1.28
                                        ---------                                                         ---------
                                        ---------                                                         ---------

Weighted average OP Units outstanding      73,182                                                (D)         83,201
                                        ---------                                                         ---------
                                        ---------                                                         ---------

Net income per weighted average OP
   Unit outstanding - assuming
   dilution                               $  1.76                                                          $   1.26
                                        ---------                                                         ---------
                                        ---------                                                         ---------

(A)   Reflects the results of operations of the 1998 Previously Acquired Properties and the 1998 Most Recent Acquired  Properties
      (collectively the "1998 Acquired Properties").  The  amounts presented represent the historical amounts for certain revenues and expenses for the year ended December 31, 1997

(B)   Reflects the results of operations of the 1998 Probable Properties.  The amounts presented represent the historical amounts for certain revenues and expenses for the year ended December 31, 1997.

                                                              28

(C)   Reflects the following adjustments to the Acquired and Probable
      Properties' results of operations as follows:

      Interest income - investment in mortgage notes:
        Reduction of interest income on investment in mortgage
        loans collateralized by five of the Acquired Properties
        to the extent amounts are already included in the Operating
        Partnership's historical financial results.                      $  (4,907)
                                                                          ---------
                                                                          ---------
      Interest and other income:
        Reduction of interest income due to the use of working
        capital for property acquisitions.                               $  (6,666)
                                                                          ---------
                                                                          ---------
      Property and maintenance:
        The elimination of third-party management fees where
        the Operating Partnership is providing onsite property
        management services.                                             $  (7,803)
                                                                          ---------
                                                                          ---------
      Property management:
        Incremental cost associated with self management of the
        Acquired and Probable Properties for the year ended
        December 31, 1997.                                                $  4,321
                                                                          ---------
                                                                          ---------
      Depreciation:
        Reflects depreciation based on the expected total
        investment of approximately $1.4 billion for the
        Acquired and Probable Properties less amounts allocated
        to land, generally 10%, and depreciated over a 30-year
        life for real property.                                          $  42,598
                                                                          ---------
                                                                          ---------
      Interest:
      Expense incurred:
        Interest on mortgage indebtedness for certain of the
        Acquired and Probable Properties (E).                            $  25,111
        Interest on $50 million of mortgage indebtedness for
        five of the Acquired Properties.                                     3,395
        Interest and fees on a $243 million draw on the line
        of credit at a LIBOR rate of 5.5% plus 45 basis points.             13,373
        Interest associated with the issuance of the 2015 Notes.            19,320
                                                                          ---------
                                                                         $  61,199
                                                                          ---------
                                                                          ---------

(D) Pro Forma weighted average OP Units outstanding for the year ended December 31, 1997 was 83.2 million, which includes 73.2 million weighted average OP Units outstanding as of December 31, 1997 plus the issuance of 4 million OP Units issued to the Company in connection with the January 1998 Common Share Offering, the issuance of approximately 2 million OP Units issued to the Company in connection with the February 1998 Common Share Offerings, the issuance of approximately 0.5 million OP Units issued to the Company in connection with the March 1998 Common Share Offering, the issuance of approximately 0.9 million OP Units issued to the Company in connection with the April 1998 Common Share Offering and approximately 2.6 million OP Units issued in connection with the acquisition of properties. The OP Units outstanding does not include any shares issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

(E) Detail of interest expense on mortgage indebtedness for the Acquired and Probable Properties:

                                                     Mortgage     Interest       Interest
      Property                                     Indebtedness     Rate         Expense
      -------------------------------------        ------------   --------       --------
      740 River Drive                                $  6,967       7.75%         $  540
      Alderwood Park                                    4,379       7.75%            339
      Briarwood                                        12,800       4.00%            512
      Briarwood 2nd                                     1,513       7.73%            117
      Broadway                                          6,298       8.35%            526
      Cedar Pointe                                     10,931       7.00%            765
      Cedar Ridge                                       3,750       8.13%            305
      Farnham Park                                     11,546       8.00%            924
      Fielder Crossing                                  2,218      10.79%            239
      Greenhaven                                       10,966       4.00%            439
      Harbor Pointe                                    12,000       6.56%            787
      Lakes at Vinings                                 22,531       7.00%          1,577
      Lakeshore at Preston                             13,300       7.60%          1,011
      Lakewood Greens                                   8,480       7.61%            645
      Lexington Village                                18,750       8.25%          1,547
      Martins Landing                                  12,982       7.00%            909
      North Creek                                       8,347       7.79%            650
      Overlook Manor II                                 5,930       7.00%            415
      Park Place (TX)                                  10,177       7.46%            759
      Park West End                                     7,168       7.79%            558
      Pleasant Ridge                                    1,692       8.29%            140
      Portside Towers                                  58,500       8.00%          4,680
      Prospect Towers                                  14,913       7.74%          1,154
      River Park                                        7,888       7.86%            620
      Rolido Parque                                     7,246       7.96%            577
      Sandstone                                         1,400       7.47%            105
      Skylark                                          11,790       4.00%            472
      The Fairfield                                    35,600       3.65%          1,299
      Townhomes of Meadowbrook                         10,242       8.54%            875
      Villas at Josey Ranch                             6,880       7.81%            537
      Wimbledon Oaks                                    7,625       7.80%            595
      Woodridge                                         7,824       6.29%            493
                                                   ----------                  ---------

      Totals                                       $  362,633                  $  25,111
                                                   ----------                  ---------
                                                   ----------                  ---------

                             STATEMENTS OF REVENUE
                              AND CERTAIN EXPENSES





                      REQUIRED UNDER ITEM 7(a) OF FORM 8-K

                        REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of the Coconut Palm Club Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 11, 1998

                         COCONUT PALM CLUB APARTMENTS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (AMOUNTS IN THOUSANDS)


                                                     FOR THE
                                                   THREE MONTHS      FOR THE
                                                      ENDED         YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                       $  714        $  2,812

 CERTAIN EXPENSES
   Property operating and maintenance                     165             779
   Real estate taxes and insurance                        114             433
   Management fees                                         29             113
                                                  -----------------------------
                                                          308           1,325

 Revenue in excess of certain expenses                 $  406        $  1,487
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                         COCONUT PALM CLUB APARTMENTS

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Coconut Palm Club Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Coconut Palm Club Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Coconut Palm Club Apartments

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Coconut Palm Club Apartments had a management agreement with a management company unaffiliated with the property owner through the acquisition date. Management fees were based on 4% of total income. Upon acquisition of Coconut Palm Club Apartments by the Operating Partnership, such management contract was canceled at which time the Operating Partnership will begin to manage Coconut Palm Club Apartments.

                         COCONUT PALM CLUB APARTMENTS

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:



            PROPERTY NAME                     LOCATION            DATE ACQUIRED       NUMBER OF UNITS       TOTAL INVESTMENT (A)
--------------------------------------------------------------------------------------------------------------------------------
          Coconut Palm Club              Coconut Creek, FL           6/11/98                300                  $20,415,000
              Apartments


Note:

(A)  Includes initial purchase price and closing costs.

                           REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership


We have audited the accompanying Statement of Revenue and Certain Expenses of the Emerson Place Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
May 1, 1998

                            EMERSON PLACE APARTMENTS
                  STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                            (AMOUNTS IN THOUSANDS)


                                                     FOR THE
                                                   THREE MONTHS      FOR THE
                                                      ENDED         YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental income                                     $  1,912         $  7,357


 CERTAIN EXPENSES
   Property operating and maintenance                     602            2,344
   Real estate taxes and insurance                        177              709
   Management fees                                        107              552
                                                  -----------------------------
                                                          886            3,605
                                                  -----------------------------

 Revenue in excess of certain expenses               $  1,026         $  3,752
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                             EMERSON PLACE APARTMENTS

                NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Emerson Place Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Emerson Place Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Emerson Place Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential and commercial leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Emerson Place Apartments had an oral management agreement with a management company affiliated with the property owner through the acquisition date. In 1997, $551,736 of management fees were paid to an affiliate of the property owner. Upon acquisition of Emerson Place Apartments by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage Emerson Place Apartments.

In 1997, rental income includes rents of $218,112 from affiliated entities for commercial office space and a parking facility. These affiliated entities lease the office and parking spaces to unrelated third parties.

                             EMERSON PLACE APARTMENTS

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                  (CONTINUED)



2.   DESCRIPTION OF PROPERTIES

The following is a description of the multifamily property:

                                                                       TOTAL
                                            DATE      NUMBER OF     INVESTMENT
      PROPERTY  NAME         LOCATION     ACQUIRED      UNITS           (A)
-------------------------------------------------------------------------------
 Emerson Place Apartments   Boston, MA     4/23/98       462        $72,515,000

NOTES

(A)  Includes initial purchase price and closing costs.

                         REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of The Fairfield (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 4, 1998

                                   THE FAIRFIELD
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                    FOR THE
                                                  PERIOD FROM
                                                JANUARY 1, 1998      FOR THE
                                                 THROUGH MARCH      YEAR ENDED
                                                    25, 1998       DECEMBER 31,
                                                  (UNAUDITED)          1997
                                                -------------------------------
 REVENUE
   Rental Income                                    $  1,181        $  4,489


 CERTAIN EXPENSES
   Property operating and maintenance                    179             811
   Real estate taxes and insurance                       129             378
   Management fees                                        37             136
                                                -------------------------------
                                                         345           1,325

 Revenue in excess of certain expenses              $    836        $  3,164
                                                -------------------------------
                                                -------------------------------

SEE ACCOMPANYING NOTES.

                                THE FAIRFIELD

             NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the period from January 1, 1998 through March 25, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of The Fairfield for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of The Fairfield, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of The Fairfield.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Fairfield was managed by an affiliated management company through the acquisition date. Management fees were based on 3% of total income. The management fees paid in 1997 to the affiliate of the property owner amounted to $135,735. Upon acquisition of The Fairfield by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage The Fairfield.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:


          PROPERTY NAME                   LOCATION             DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
-------------------------------------------------------------------------------------------------------------------------------
         The Fairfield                  Stamford, CT              3/26/98                 263                   $45,550,000

Note:

(A)  Includes initial purchase price and closing costs.

                         REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Focus Group Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
June 18, 1998

                              FOCUS GROUP PROPERTIES
                COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                   FOR THE
                                                THREE MONTHS        FOR THE
                                                    ENDED          YEAR ENDED
                                               MARCH 31, 1998     DECEMBER 31,
                                                 (UNAUDITED)          1997
                                               -------------------------------
 REVENUE
   Rental income                                    $2,646            $9,080

 CERTAIN EXPENSES
   Property operating and maintenance                  723             3,121
   Real estate taxes and insurance                     263               541
   Management fees                                     114               368
                                               -------------------------------
                                                     1,100             4,030
                                               -------------------------------

 Revenue in excess of certain expenses              $1,546            $5,050
                                               -------------------------------
                                               -------------------------------

SEE ACCOMPANYING NOTES.

                            FOCUS GROUP PROPERTIES

         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of three multifamily properties that the Operating Partnership has acquired and one property that the Operating Partnership has reached an agreement, in principle, to acquire and is in the final stages of documenting the acquisition (the "Focus Group Properties"). The closing of the pending transaction is subject to certain contingencies and conditions; therefore, there can be no assurance that this transaction will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Focus Group Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Focus Group Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Focus Group Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Focus Group Properties were or are expected to be managed by an affiliated management company through the acquisition date. Management fees of the properties were based upon 4% of total income. Upon acquisition of the properties by the Operating Partnership, such management contracts were or will be canceled at which time the Operating Partnership began or will begin to manage the properties.

                            FOCUS GROUP PROPERTIES

         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                 (CONTINUED)

2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:

                                                                         DATE          NUMBER OF              TOTAL
    PROPERTY NAME                   LOCATION             SELLER        ACQUIRED          UNITS             INVESTMENT(B)
---------------------------------------------------------------------------------------------------------------------------
 Defoor Village (D)               Atlanta, GA              (A)          6/16/98           156             $13,515,000
 Lexington Village                Alpharetta, GA           (A)            (C)             352              24,515,000
 Plantation Ridge                 Marietta, GA             (A)          6/16/98           454              23,215,000
 Wynbrook                         Norcross, GA             (A)          6/18/98           318              13,515,000
                                                                                   ----------------------------------------
                                                                                        1,280             $74,760,000
                                                                                   ----------------------------------------
                                                                                   ----------------------------------------


NOTES

(A) The Focus Group Properties have been presented on a combined basis because all of the properties were or are commonly managed by Focus Management, Inc.

(B)  Includes initial purchase price and closing costs.

(c) The Operating Partnership has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

(D) Operations for this property began in June 1997 upon substantial completion of construction.

                       REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Frederick Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
May 29, 1998

                     FREDERICK PROBABLE PROPERTIES
                COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE   FOR THE YEAR
                                                   MONTHS ENDED       ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                       $975          $3,712

 CERTAIN EXPENSES
   Property operating and maintenance                   234           1,030
   Real estate taxes and insurance                      112             428
   Management fees                                       44             167
                                                  -----------------------------
                                                        390           1,625

 Revenue in excess of certain expenses                 $585          $2,087
                                                  -----------------------------
                                                  -----------------------------


SEE ACCOMPANYING NOTES.

                  FREDERICK PROBABLE PROPERTIES
         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of three multifamily properties for which the Operating Partnership made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Operating Partnership is in the final stages of documenting the acquisition of these properties (the "Frederick Probable Properties" or the "Probable Properties"). The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Frederick Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Frederick Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees are based upon a percentage ranging from 4% to 5% of gross revenues. The management fees paid in 1997 to the affiliate of the property owner amounted to $167,362. Upon acquisition of the Probable Properties by the Operating Partnership, such management contracts will be canceled at which time the Operating Partnership will begin to manage the properties.

                   FREDERICK PROBABLE PROPERTIES
         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                  (CONTINUED)


NOTE 2.  DESCRIPTION OF PROPERTY

The following multifamily properties are included in the combined statements of revenue and certain expenses:

                                                                                DATE          NUMBER OF          TOTAL
         PROPERTY NAME                     LOCATION               SELLER      ACQUIRED          UNITS        INVESTMENT (B)
--------------------------------------------------------------------------------------------------------------------------------
 Overlook Manor I & II                   Frederick, MD              (A)          (C)             290           $13,403,000
 Tillman Place                           Frederick, MD              (A)          (C)              64             3,858,000
 The Willows                             Frederick, MD              (A)          (C)             204             9,649,000
                                                                                           -------------------------------------
                                                                                                 558           $26,910,000
                                                                                           -------------------------------------
                                                                                           -------------------------------------

NOTE:

(A) The Frederick Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned by Frederick.

(B)  Includes initial purchase price and closing costs.

(C) The Operating Partnership has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                        REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of Harbor Pointe (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 2, 1998

                                   HARBOR POINTE
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE     FOR THE
                                                   MONTHS ENDED     YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                       $1,117        $  4,511

 CERTAIN EXPENSES
   Property operating and maintenance                     356           1,541
   Real estate taxes and insurance                        167             647
   Management fees                                         45             180
                                                  -----------------------------
                                                          568           2,368

 Revenue in excess of certain expenses                 $  549        $  2,143
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                                 HARBOR POINTE

              NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Harbor Pointe for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of Harbor Pointe, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Harbor Pointe.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Harbor Pointe was managed by an affiliated management company through the acquisition date. Management fees were based on 4% of total income. The management fees paid in 1997 to the affiliate of the property were $180,348. Upon acquisition of Harbor Pointe by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage Harbor Pointe.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property purchased by the Operating Partnership:



          PROPERTY NAME                  LOCATION              DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
-------------------------------------------------------------------------------------------------------------------------------
          Harbor Pointe                Milwaukee, WI               4/1/98                 595                   $23,965,000

Note:

(A)  Includes initial purchase price and closing costs.

                           REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership

We have audited the accompanying combined Statement of Revenue and Certain Expenses of The Lakes at Vinings Apartments and Martins Landing Apartments Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 4, 1998

        THE LAKES AT VININGS APARTMENTS AND MARTINS LANDING PROBABLE PROPERTIES
                COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE   FOR THE YEAR
                                                   MONTHS ENDED       ENDED
                                                  MARCH 31, 1998  DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                   ---------------------------
 REVENUE
   Rental income                                        $1,698        $6,529

 CERTAIN EXPENSES
   Property operating and maintenance                      414         1,875
   Real estate taxes and insurance                         116           503
   Management fees                                          67           257
                                                   ---------------------------
                                                           597         2,635
                                                   ---------------------------

 Revenue in excess of certain expenses                  $1,101        $3,894
                                                   ---------------------------
                                                   ---------------------------

SEE ACCOMPANYING NOTES.

       THE LAKES AT VININGS APARTMENTS AND MARTINS LANDING PROBABLE PROPERTIES

            NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of two multifamily properties for which the Operating Partnership made a commitment to acquire or has reached an agreement, in principle, to acquire and the Operating Partnership is in the final stages of documenting the acquisition of these properties ("The Lakes at Vinings Apartments and Martins Landing Apartments Probable Properties" or the "Probable Properties"). The closing of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees were based on 4% of gross revenues. In 1997, $257,431 of management fees were paid to an affiliate of the property owner. Upon acquisition of the Probable Properties by the Operating Partnership, such management contracts will be canceled at which time the Operating Partnership will begin to manage the Probable Properties.

       THE LAKES AT VININGS APARTMENTS AND MARTINS LANDING PROBABLE PROPERTIES
                            NOTES TO COMBINED STATEMENTS
                    OF REVENUE AND CERTAIN EXPENSES (CONTINUED)


NOTE 2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:

                                                                              DATE            NUMBER OF               TOTAL
         PROPERTY NAME                  LOCATION              SELLER        ACQUIRED            UNITS            INVESTMENT (B)
-------------------------------------------------------------------------------------------------------------------------------
 Martins Landing                       Atlanta, GA             (A)            (C)                300               $18,093,000
 The Lakes at Vinings                  Atlanta, GA             (A)            (C)                464                27,931,000
                                                                                         --------------------------------------
                                                                                                 764               $46,024,000
                                                                                         --------------------------------------
                                                                                         --------------------------------------


NOTE:

(A) The Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned.

(B)  Includes initial purchase price and closing costs.

(C) The Operating Partnership has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                        REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Lincoln Property Company Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
April 30, 1998

                   LINCOLN PROPERTY COMPANY PROBABLE PROPERTIES
                COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                    FOR THE
                                                 THREE MONTHS      FOR THE
                                                     ENDED        YEAR ENDED
                                                MARCH 31, 1998   DECEMBER 31,
                                                  (UNAUDITED)        1997
                                                -----------------------------
 REVENUE
   Rental income                                     $13,999         $54,255

 CERTAIN EXPENSES
   Property operating and maintenance                  3,300          13,337
   Real estate taxes and insurance                     1,029           4,327
   Management fees                                       673           2,638
                                                -----------------------------
                                                       5,002          20,302
                                                -----------------------------

 Revenue in excess of certain expenses               $ 8,997         $33,953
                                                -----------------------------
                                                -----------------------------

SEE ACCOMPANYING NOTES.

                   LINCOLN PROPERTY COMPANY PROBABLE PROPERTIES

            NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of 25 multifamily properties for which the Operating Partnership made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Operating Partnership is in the final stages of documenting the acquisition of these properties, (the "Lincoln Probable Properties" or the "Probable Properties"). The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Lincoln Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Lincoln Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Lincoln Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

The Lincoln Probable Properties have been presented on a combined basis because all of the properties were either commonly owned or managed by Lincoln Property Company, the seller of the Probable Properties.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Lincoln Probable Properties are expected to be managed by an affiliated management company through the acquisition date. Management fees are based upon a percentage ranging from 3.75% to 5% of total income. Upon acquisition of the Probable Properties by the Operating Partnership, such management contracts will be canceled at which time the Operating Partnership will begin to manage the properties.

                   LINCOLN PROPERTY COMPANY PROBABLE PROPERTIES
                          NOTES TO COMBINED STATEMENTS
                    OF REVENUE AND CERTAIN EXPENSES (CONTINUED)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Lincoln Residential Services of Colorado, Inc. and Southwest Landscape by Design perform landscaping services at certain of the Probable Properties. The Probable Properties paid approximately $210,000 to these affiliated companies during 1997 for the landscaping services rendered.

Lincoln Check is a related party of the Probable Properties that performs credit verification services for certain of the Probable Properties. The Probable Properties paid Lincoln Check approximately $51,200 during 1997 for credit check services.

The Probable Properties paid the affiliated management company approximately $4,400 during 1997 for cash management services.

2.  DESCRIPTION OF PROPERTIES

The 25 Probable Properties are multifamily properties and contain a total of 5,774 units. The properties range in size from 99 to 584 units. The Probable Properties are located in California, Colorado, Nevada and Washington.

The Operating Partnership's total investment for the Probable Properties, including initial purchase price and closing costs is expected to be approximately $465,695,000.

                         REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Magnum Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP

Chicago, Illinois
May 1, 1998

                          MAGNUM PROBABLE PROPERTIES
               COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (AMOUNTS IN THOUSANDS)


                                                  FOR THE THREE   FOR THE YEAR
                                                   MONTHS ENDED       ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                       $3,390         $13,309

 CERTAIN EXPENSES
   Property operating and maintenance                     835           3,586
   Real estate taxes and insurance                        478           1,867
   Management fees                                        136             537
                                                  -----------------------------
                                                        1,449           5,990
                                                  -----------------------------

 Revenue in excess of certain expenses                 $1,941         $ 7,319
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                             MAGNUM PROBABLE PROPERTIES

            NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of 10 multifamily properties for which the Operating Partnership made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Operating Partnership is in the final stages of documenting the acquisition of these properties (the "Magnum Probable Properties" or the "Probable Properties"). The closings of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined financial statements are not representative of the actual operations of the Magnum Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Magnum Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Magnum Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The Magnum Probable Properties had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 4% of gross revenues. In 1997, $536,512 of management fees were paid to an affiliate of the property owner. Upon acquisition of the Magnum Probable Properties by the Operating Partnership, such management contracts will be canceled at which time the Operating Partnership will begin to manage the properties.

                          MAGNUM PROBABLE PROPERTIES

         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                  (CONTINUED)


NOTE 2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:


                                                                            DATE            NUMBER OF                TOTAL
          PROPERTY NAME                  LOCATION           SELLER        ACQUIRED            UNITS              INVESTMENT (B)
-------------------------------------------------------------------------------------------------------------------------------
 Cedar Ridge                     Arlington, TX               (A)             (C)               121                 $  4,815,000
 Lakewood Greens                 Dallas, TX                  (A)             (C)               252                   11,015,000
 Pleasant Ridge                  Arlington, TX               (A)             (C)                63                    2,415,000
 Sandstone                       Euless, TX                  (A)             (C)                40                    1,815,000
 Villas at Josey Ranch           Carrollton, TX              (A)             (C)               198                    8,815,000
 Wimbledon Oaks                  Arlington, TX               (A)             (C)               248                   10,315,000
 The Broadway                    Garland, TX                 (A)             (C)               288                    9,215,000
 Fielder Crossing                Arlington, TX               (A)             (C)               119                    4,615,000
 River Park                      Fort Worth, TX              (A)             (C)               280                   11,015,000
 Lakeshore at Preston            Plano, TX                   (A)             (C)               302                   18,505,000
                                                                                       ----------------------------------------
                                                                                              1,911                 $82,540,000
                                                                                       ----------------------------------------
                                                                                       ----------------------------------------

NOTE:

(A) The Magnum Probable Properties have been presented on a combined basis because all of the properties were either commonly owned and managed by Magnum, the seller of the Probable Properties.

(B)  Includes initial purchase price and closing costs.

(C) The Operating Partnership has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                           REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying combined Statement of Revenue and Certain Expenses of TCRS Properties (the Properties) described in Note 2 for the year ended December 31, 1997. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 10, 1998

                                  TCRS PROPERTIES
                COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE      FOR THE
                                                   MONTHS ENDED     YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                      $ 3,548        $ 13,867

 CERTAIN EXPENSES
   Property operating and maintenance                     742           2,955
   Real estate taxes and insurance                        565           2,136
   Management fees                                        160             630
                                                  -----------------------------
                                                        1,467           5,721

 Revenue in excess of certain expenses                $ 2,081        $  8,146
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                               TCRS PROPERTIES

         NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying combined financial statements consist of five multifamily properties which the Operating Partnership has purchased.

The accompanying combined financial statements are not representative of the actual operations of the TCRS Properties (the "Properties") for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the TCRS Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

The TCRS Properties were managed by two affiliated management companies through the acquisition date. Management fees were based on 4.5% of total income. The management fees paid in 1997 to the affiliates of the property owner amounted to $629,727. Upon acquisition of the Properties by the Operating Partnership, such management contracts were canceled at which time the Operating Partnership began to manage the Properties.

TCR Risk Management, an affiliate of the Properties, provided insurance services to all five of the Properties through the acquisition date. The Properties paid TCR Risk Management approximately $91,000 during 1997 related to such services.

                                  TCRS PROPERTIES
                           NOTES TO COMBINED STATEMENTS
                    OF REVENUE AND CERTAIN EXPENSES (CONTINUED)


2.  DESCRIPTION OF PROPERTIES

The following multifamily properties are included in the combined statements of revenue and certain expenses:


            PROPERTY                                                           DATE         NUMBER OF               TOTAL
              NAME                         LOCATION              SELLER      ACQUIRED         UNITS             INVESTMENT (B)
------------------------------------------------------------------------------------------------------------------------------
 Gates at Carlson                 Minnetonka, MN                   (A)         4/1/98          435              $27,640,000
 GlenGarry Club                   Bloomington, IL                  (A)         4/1/98          250               18,448,000
 Woodlands                        Brookfield, WI                   (A)         4/1/98          148               15,034,000
 Ravinia                          Greenfield, WI                   (A)         4/1/98          206               12,840,000
 Plumtree I, II, and III          Hales Corners, WI                (A)         4/1/98          332               21,813,000
                                                                                         -------------------------------------
                                                                                             1,371              $95,775,000
                                                                                         -------------------------------------
                                                                                         -------------------------------------

Notes

(A) The TCRS Properties have been presented on a combined basis because all of the Properties are commonly owned and managed.

(B)  Includes initial purchase price and closing costs.

                        REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of the Northridge Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 9, 1998

                             NORTHRIDGE APARTMENTS
                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                             (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE     FOR THE
                                                   MONTHS ENDED    YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  -----------------------------
 REVENUE
   Rental Income                                      $  641        $  2,359

 CERTAIN EXPENSES
   Property operating and maintenance                    154             658
   Real estate taxes and insurance                        51             211
   Management fees                                        23              83
                                                  -----------------------------
                                                         228             952

 Revenue in excess of certain expenses                $  413        $  1,407
                                                  -----------------------------
                                                  -----------------------------

SEE ACCOMPANYING NOTES.

                               NORTHRIDGE APARTMENTS

                NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Northridge Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of Northridge Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Northridge Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Northridge Apartments had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 3.5% of total income. In 1997, $82,882 of management fees were paid to an affiliate of the property owner. Upon acquisition of Northridge Apartments by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage Northridge Apartments.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:


          PROPERTY NAME                   LOCATION             DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
-------------------------------------------------------------------------------------------------------------------------------
Northridge Apartments           Pleasant Hill, CA                5/14/98                 221                   $20,015,000

Note:

(A)  Includes initial purchase price and closing costs.

                         REPORT OF INDEPENDENT AUDITORS

The Partners of
ERP Operating Limited Partnership


We have audited the accompanying Statement of Revenue and Certain Expenses of the Portside Towers Apartments (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
June 11, 1998

                                PORTSIDE TOWERS APARTMENTS
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)


                                                     FOR THE
                                                   THREE MONTHS      FOR THE
                                                      ENDED         YEAR ENDED
                                                  MARCH 31, 1998   DECEMBER 31,
                                                    (UNAUDITED)        1997
                                                  ------------------------------
 REVENUE
      Rental Income                                    $3,039          $7,228

 CERTAIN EXPENSES
      Property operating and maintenance                  415           1,345
      Real estate taxes and insurance                     477           1,150
      Management fees                                      94             300
                                                  ------------------------------
                                                          986           2,795

 Revenue in excess of certain expenses                 $2,053          $4,433
                                                  ------------------------------
                                                  ------------------------------

SEE ACCOMPANYING NOTES.

                              PORTSIDE TOWERS APARTMENTS

                NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Portside Towers Apartments for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of Portside Towers Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Portside Towers Apartments.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential and commercial leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Portside Towers Apartments had a management agreement with a management company affiliated with the property owner through the acquisition date. Management fees were based on 4% of total income. Upon acquisition of Portside Towers Apartments by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage Portside Towers Apartments.

The Property had a security agreement with an affiliated company. Security services incurred during 1997 were $86,714.

                              PORTSIDE TOWERS APARTMENTS

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the multifamily property:

          PROPERTY NAME                LOCATION             DATE ACQUIRED        NUMBER OF UNITS (B)        TOTAL INVESTMENT (A)
--------------------------------------------------------------------------------------------------------------------------------
            Portside Towers           Jersey City, NJ            6/11/98                   527                   $119,095,000

Note:

(A)  Includes initial purchase price and closing costs.

(B) In addition to the residential units, the property includes ground floor commercial space.

                         REPORT OF INDEPENDENT AUDITORS


The Partners of
ERP Operating Limited Partnership

We have audited the accompanying Statement of Revenue and Certain Expenses of Sonterra at Foothill Ranch (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP


Chicago, Illinois
April 30, 1998

                             SONTERRA AT FOOTHILL RANCH
                     STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                               (AMOUNTS IN THOUSANDS)

                                                  FOR THE THREE   FOR THE YEAR
                                                   MONTHS ENDED       ENDED
                                                  MARCH 31, 1998  DECEMBER 31,
                                                   (UNAUDITED)        1997
                                                  ----------------------------
 REVENUE
   Rental Income                                       $  840      $  2,287

 CERTAIN EXPENSES
   Property operating and maintenance                     154           532
   Real estate taxes and insurance                        148           286
   Management fees                                         34           132
                                                  ----------------------------
                                                          336           950

 Revenue in excess of certain expenses                 $  504      $  1,337
                                                  ----------------------------
                                                  ----------------------------

SEE ACCOMPANYING NOTES.

                             SONTERRA AT FOOTHILL RANCH
                NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying statements of revenue and certain expenses for the year ended December 31, 1997 and for the three months ended March, 31 1998 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of ERP Operating Limited Partnership (the "Operating Partnership"). The accompanying financial statements are not representative of the actual operations of Sonterra at Foothill Ranch for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of Sonterra at Foothill Ranch, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Sonterra at Foothill Ranch.

In the preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

In the opinion of management, the interim financial statement of revenue and certain expenses for the quarter ended March 31, 1998, reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

Sonterra at Foothill Ranch had a management agreement with a management company affiliated with the property owner through the acquisition date to maintain and manage the operations of the apartment complex. Management fees were based on 4% of gross revenues. Of the management fees paid in 1997, $132,397 were paid to an affiliate of the property owner. Upon acquisition of Sonterra at Foothill Ranch by the Operating Partnership, such management contract was canceled at which time the Operating Partnership began to manage Sonterra at Foothill Ranch.

NOTE 2.  DESCRIPTION OF PROPERTY

The following is a description of the residential rental property:


            PROPERTY NAME                   LOCATION            DATE ACQUIRED        NUMBER OF UNITS        TOTAL INVESTMENT (A)
--------------------------------------------------------------------------------------------------------------------------------
   Sonterra at Foothill Ranch (B)      Foothill Ranch, CA           4/1/98                 300                  $ 31,515,000


Note:

(A)  Includes initial purchase price and closing costs.
(B) Operations for this property began in January 1997 and the property was substantially completed in May 1997.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ERP OPERATING LIMITED PARTNERSHIP
                              BY: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                  ITS GENERAL PARTNER


July 9, 1998                  By:    /s/ Michael J. McHugh
--------------                    -----------------------------------
    (Date)                              Michael J. McHugh
                              Executive Vice President, Chief Accounting Officer
                                            and Treasurer